Exhibit 10.12

LIMITED CONSENT, JOINDER AND FOURTH OMNIBUS AMENDMENT

This LIMITED CONSENT, JOINDER AND FOURTH OMNIBUS AMENDMENT (this “Amendment”) is entered into as of this 10th day of October, 2006 by and among J.B. POINDEXTER & CO., INC., a Delaware corporation (“Poindexter”), MORGAN TRUCK BODY, LLC, a Delaware limited liability company (“Morgan LLC”), TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company (“TAG LLC”), MIC GROUP, LLC, a Delaware limited liability company (“MIC LLC”), MORGAN OLSON, LLC, a Delaware limited liability company (“MO LLC”), EFP, LLC, a Delaware limited liability company (“EFP LLC”) and FEDERAL COACH, LLC, a Delaware limited liability company (“Federal Coach”) (Poindexter, Morgan LLC, TAG LLC, MIC LLC, MOC LLC, EFP LLC and Federal Coach are each a “Borrower” and collectively referred to as “Borrowers”), the other Loan Parties signatory hereto, LaSalle Bank National Association, a national banking association, for itself, as a Lender, and as Agent for Lenders, and all other Lenders parties hereto.  Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, Poindexter, MORGAN CORPORATION (f/k/a Morgan Trailer Mfg. Co.), a New Jersey corporation (“Morgan”), TRUCK ACCESSORIES GROUP, INC., a Delaware corporation (“TAG”), MIC GROUP, INC. (f/k/a Magnetic Instruments Corp.), a Delaware corporation (“MIC”), MORGAN OLSON CORPORATION, a Delaware corporation (“MOC”), EFP CORPORATION, a Delaware corporation (“EFP”) and Federal Coach, the other Loan Parties, Agent and Lenders have entered into that certain Loan and Security Agreement dated as of March 15, 2004 (as amended by that certain First Amendment to Loan and Security Agreement dated as of May 13, 2004, that certain Limited Consent and Second Amendment dated as of November 3, 2004, that certain Limited Consent and Omnibus Amendment dated as of December 30, 2004, that certain Third Amendment to Loan and Security Agreement dated as of January 20, 2005, that certain Amendment No. 4 to Loan and Security Agreement dated as of April 25, 2005, that certain Limited Consent and Second Omnibus Amendment, dated as of June 7, 2005, that certain Third Omnibus Amendment, dated as of January 20, 2006 and as may be further amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, Borrowers and the other Loan Parties have advised Agent and Lenders that on September 30, 2006 (i) TAG was converted from a Delaware corporation into a Delaware limited liability company named “Truck Accessories Group, LLC”; (ii) EFP was converted from a Delaware corporation into a Delaware limited liability company named “EFP, LLC”; (iii) MIC was converted from a Delaware corporation into a Delaware limited liability company named “MIC, LLC”; (iv) Universal Brixius, Inc. was converted from a Wisconsin corporation into a Delaware limited liability company named “Universal Brixius, LLC” and (v) Morgan Olson Corporation was converted from a Delaware corporation into a Delaware limited liability company named “Morgan Olson, LLC” (collectively, the “LLC Conversions”);

WHEREAS, Borrowers and the other Loan Parties have also advised Agent and Lenders that on September 30, 2006 (i) Eagle Specialty Vehicles, Inc., an Ohio corporation was merged into Eagle Specialty Vehicles, LLC, a Delaware limited liability company (“Eagle LLC”), a newly formed limited liability company with such limited liability company being the surviving entity and (ii) Morgan was merged into Morgan Truck Body, LLC, a Delaware limited liability company (“Morgan LLC”), a newly formed limited liability company with such limited liability company being the surviving entity (collectively, the “Mergers”); and

WHEREAS, Borrowers and the other Loan Parties desire that (i) Agent and Lenders provide their consent to the LLC Conversions and the Mergers and (ii) Agent and Lenders amend certain provisions of the Loan Agreement and the Other Agreements as herein set forth.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, the other Loan Parties, Agent and Lenders hereby agree as follows:

SECTION 1.         Limited Consents.  Subject to the conditions precedent set forth in Section 5 hereof, Agent and Lenders hereby consent to the LLC Conversions and the Mergers.

SECTION 2.         Omnibus Amendment to Loan Agreement and each Other Agreement.

(a)           Each reference in the Loan Agreement and in each Other Agreement to “MORGAN CORPORATION (f/k/a Morgan Trailer Mfg. Co.), a New Jersey corporation” or “Morgan”, as applicable, shall be deemed to be reference to “MORGAN TRUCK BODY, LLC, a Delaware limited liability company” or “Morgan LLC”, as applicable;

(b)           Each reference in the Loan Agreement and in each Other Agreement to “TRUCK ACCESSORIES GROUP, INC., a Delaware corporation” or “TAG”, as applicable, shall be deemed to be reference to “TRUCK ACCESSORIES GROUP, LLC, a Delaware limited liability company” or “TAG LLC”, as applicable;

(c)           Each reference in the Loan Agreement and in each Other Agreement to “EFP CORPORATION, a Delaware corporation” or “EFP”, as applicable, shall be deemed to be reference to “EFP, LLC, a Delaware limited liability company” or “EFP LLC”, as applicable;

(d)           Each reference in the Loan Agreement and in each Other Agreement to “MORGAN OLSON CORPORATION, a Delaware corporation” or “MOC”, as applicable, shall be deemed to be reference to “MORGAN OLSON, LLC, a Delaware limited liability company” or “MO LLC”, as applicable;

(e)           Each reference in the Loan Agreement and in each Other Agreement to “ MIC GROUP, INC. (f/k/a Magnetic Instruments Corp.), a Delaware corporation” or “MIC”, as applicable, shall be deemed to be reference to “MIC GROUP, LLC, a Delaware limited liability company” or “MIC LLC”, as applicable;

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(f)            Each reference in the Loan Agreement and in each Other Agreement to “UNIVERSAL BRIXIUS, INC., a Wisconsin corporation” shall be deemed to be reference to “UNIVERSAL BRIXIUS, LLC, a Delaware limited liability company”; and

(g)           Each reference in the Loan Agreement and in each Other Agreement to “EAGLE SPECIALTY VEHICLES, INC. (f/k/a Kellerman Coach Co., Inc.), an Ohio corporation” or “Kellerman Coach”, as applicable, shall be deemed to be reference to “EAGLE SPECIALTY VEHICLES, LLC, a Delaware limited liability company” or “Eagle LLC”, as applicable.

SECTION 3.         Joinders.

(a)           Morgan LLC hereby assumes, and agrees to perform, for the benefit of Agent and Lenders, all of the Liabilities of a Borrower and a Loan Party under the Loan Agreement, as direct and primary obligations of Morgan LLC (including any such Liabilities that may have accrued prior to the date hereof), and further agrees that it shall comply with and be fully bound by the terms of the Loan Agreement as a Borrower and a Loan Party as if it had been a signatory thereto as of the date thereof; provided that the representations and warranties made by Morgan LLC thereunder shall be deemed true and correct as of the date of this Amendment.

(b)           Eagle LLC hereby assumes, and agrees to perform, for the benefit of Agent and Lenders, all of the Liabilities of a Loan Party under the Loan Agreement, as direct and primary obligations of Eagle LLC (including any such Liabilities that may have accrued prior to the date hereof), and further agrees that it shall comply with and be fully bound by the terms of the Loan Agreement as a Loan Party as if it had been a signatory thereto as of the date thereof; provided that the representations and warranties made by Eagle LLC thereunder shall be deemed true and correct as of the date of this Amendment.

(c)           Each of the following Exhibits and Schedules to the Loan Agreement is hereby amended and restated in its entirety to read as provided on the Exhibits and Schedules attached hereto corresponding thereto:

Exhibit A — Business and Collateral Locations

Exhibit E — Notice Information

Schedule 11(f) — Corporate Organizational Numbers

Schedule 11(j) — Names & Trade Names

Schedule 11(p) — Parent, Subsidiaries And Affiliates

SECTION 4.         Acknowledgements.

(a)           The Borrowers and the Loan Parties covenant and agree that the Borrowers and the Loan Parties shall deliver, or shall cause to be delivered, to Agent (each in form and substance satisfactory to Agent) such other documents, agreements, certificates or other items as Agent shall reasonably require to effectuate the intent of this Amendment.

SECTION 5.         Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

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(a)           This Amendment shall have been duly executed and delivered by Borrowers, Loan Parties, Agent and each Lender;

(b)           Agent shall have received each of the agreements, documents, certificates, opinions or other instruments listed on the closing checklist attached hereto as Annex A, each duly executed by the parties thereto (as applicable) and each in form and substance satisfactory to Agent and on or before the dates listed therein; and

(c)           The representations and warranties contained herein shall be true and correct in all material respects.

SECTION 6.         Representations and Warranties.  In order to induce Agent and each Lender to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

(a)           all of the representations and warranties contained in the Loan Agreement and in each Other Agreement are true and correct in all material respects as of the date hereof after giving effect to this Amendment, except to the extent that any such representations and warranties expressly relate to an earlier date;

(b)           the execution, delivery and performance by Loan Parties of this Amendment has been duly authorized by all necessary corporate action required on their part and this Amendment, and the Loan Agreement is the legal, valid and binding obligation of Loan Parties enforceable against Loan Parties in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)           neither the execution, delivery and performance of this Amendment by Loan Parties, the performance by Loan Parties of the Loan Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Loan Party’s certificate or articles of incorporation or formation, bylaws or operating agreement or other similar documents or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

(d)           no Default or Event of Default has occurred and is continuing.

SECTION 7.         Reference to and Effect Upon the Loan Agreement.

(a)           Except as specifically set forth above, the Loan Agreement and each of the Other Agreements shall remain in full force and effect and are hereby ratified and confirmed; and

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(b)           the consents and amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Loan Agreement or any Other Agreement, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Loan Agreement or any Other Agreement or (iii) constitute a waiver of any provision of the Loan Agreement or any Other Agreement, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Loan Agreement and the Other Agreements to the Loan Agreement shall mean the Loan Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Loan Agreement.  Each Loan Party hereby acknowledges and agrees that there is no defense, setoff or counterclaim of any kind, nature or description to the Liabilities or the payment thereof when due.

SECTION 8.           Costs And Expenses.  As provided in Section 4(c)(v) of the Loan Agreement, Borrowers agree to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 9.           GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 10.        Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 11.        Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWERS:

J.B. POINDEXTER & CO., INC.

By:
Name:
Title:

MORGAN TRUCK BODY, LLC

By:
Name:
Title:

TRUCK ACCESSORIES GROUP, LLC

By:
Name:
Title:

MIC GROUP, LLC

By:
Name:
Title:

MORGAN OLSON, LLC

By:
Name:
Title:

EFP, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

FEDERAL COACH, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

MORGAN LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of Morgan Corporation (f/k/a Morgan Trailer Mfg. Co.), a New Jersey corporation, and hereby expressly assumes all of the obligations of Morgan Corporation (f/k/a Morgan Trailer Mfg. Co.), a New Jersey corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

MORGAN TRUCK BODY, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

TAG LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of Truck Accessories Group, Inc., a Delaware corporation, and hereby expressly assumes all of the obligations of Truck Accessories Group, Inc., a Delaware corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

TRUCK ACCESSORIES GROUP, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

EFP LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of EFP Corporation., a Delaware corporation, and hereby expressly assumes all of the obligations of EFP Corporation, a Delaware corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

EFP, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

MIC LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of MIC GROUP, INC. (f/k/a Magnetic Instruments Corp.), a Delaware corporation, and hereby expressly assumes all of the obligations of MIC GROUP, INC. (f/k/a Magnetic Instruments Corp.), a Delaware corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

MIC GROUP, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

MO LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of MORGAN OLSON CORPORATION, a Delaware corporation, and hereby expressly assumes all of the obligations of MORGAN OLSON CORPORATION, a Delaware corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

MORGAN OLSON, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

AGENT AND LENDER:

LASALLE BANK NATIONAL ASSOCIATION,
as Agent and Lender

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

The following Persons are signatories to this Amendment in their capacities as Loan Parties, not as Borrowers:

LOAN PARTIES:

LOWY GROUP, INC.

By:
Name:
Title:

RAIDER INDUSTRIES INC.

By:
Name:
Title:

SWK HOLDINGS, INC.

By:
Name:
Title:

UNIVERSAL BRIXIUS, LLC

By:
Name:
Title:

MORGAN TRAILER FINANCIAL CORPORATION

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

MORGAN TRAILER FINANCIAL
MANAGEMENT, L.P.

By:	MORGAN TRUCK BODY, LLC,
its general partner

By:
Name:
Title:

COMMERCIAL BABCOCK INC.

By:
Name:
Title:

EAGLE SPECIALTY VEHICLES, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

UB LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of UNIVERSAL BRIXIUS, INC., a Wisconsin corporation, and hereby expressly assumes all of the obligations of UNIVERSAL BRIXIUS, INC., a Wisconsin corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

UNIVERSAL BRIXIUS, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

Eagle LLC:

The undersigned hereby acknowledges and agrees that it is liable for all of the obligations and liabilities of EAGLE SPECIALTY VEHICLES, INC. (f/k/a Kellerman Coach Co., Inc.), an Ohio corporation, and hereby expressly assumes all of the obligations of EAGLE SPECIALTY VEHICLES, INC. (f/k/a Kellerman Coach Co., Inc.), an Ohio corporation, as a Borrower and a Loan Party under the Loan Agreement and the Other Agreements.

EAGLE SPECIALTY VEHICLES, LLC

By:
Name:
Title:

[Signature Page Limited Consent, Joinder and Fourth Omnibus Amendment]

Annex A

[See Attached.]